                                    CONECTIV
     PRO FORMA CONSOLIDATED STATEMENT OF CAPITALIZATION AND SHORT TERM DEBT
                           ASSET WRITE-OFF CASE - HIGH
                              (DOLLARS IN MILLIONS)



                                             COMMON     PREFERRED      RETAINED
                                             STOCK &    SECURITIES     EARNINGS/
                                             PAID IN    OF             (ACCUMULATED   LONG-TERM      TOTAL         SHORT-TERM
                                             CAPITAL    SUBSIDIARIES   DEFICIT)          DEBT    CAPITALIZATION       DEBT
                                             -------    ------------   ------------   ---------  --------------    ----------
HISTORICAL                             (1)     *             *              *             *            *                *

PRO FORMA ADJUSTMENTS:
                 TENDER OFFER          (2)     *                                          *             -               *
                                             -------    ------------   ------------   ---------  --------------    ----------
PRO FORMA MARCH 31, 1999                       *             *              *             *             -               *

                 2ND QUARTER INCOME    (3)                                  *                           -
                 2ND QUARTER DIVIDENDS (4)                                  *                           -
                 ASSET WRITEDOWNS      (5)                                  *                           -
                                             -------    ------------   ------------   ---------  --------------    ----------
PRO FORMA JUNE 30, 1999                        *             *              *             *             -               *

                 3RD QUARTER INCOME    (3)                                  *                           -
                 3RD QUARTER DIVIDENDS (4)                                  *                           -
                                             -------    ------------   ------------   ---------  --------------    ----------
PRO FORMA SEPTEMBER 30, 1999                   *             *              *             *             -               *

                 4TH QUARTER INCOME    (3)                                  *                           -
                 4TH QUARTER DIVIDENDS (4)                                  *                           -
                                             -------    ------------   ------------   ---------  --------------    ----------
PRO FORMA DECEMBER 31, 1999                    *             *              *             *             -               *
                                                                                          *
                 1ST QUARTER INCOME    (3)                                  *                           -
                 1ST QUARTER DIVIDENDS (4)                                  *                           -
                                             -------    ------------   ------------   ---------  --------------    ----------
PRO FORMA MARCH 31, 2000                       *             *              *             *             -               *

                 2ND QUARTER INCOME    (3)                                  *                           -
                 2ND QUARTER DIVIDENDS (4)                                  *                           -
                 GAIN ON SALE OF
                    GENERATING PLANT   (6)                                  *                           -
                                             -------    ------------   ------------   ---------  --------------    ----------
PRO FORMA JUNE 30, 2000                        *             *              *             *            *                *

       *         CONFIDENTIAL TREATMENT REQUESTED

                                    CONECTIV
     PRO FORMA CONSOLIDATED STATEMENT OF CAPITALIZATION AND SHORT TERM DEBT
                          ASSET WRITE-OFF CASE - MEDIUM
                              (DOLLARS IN MILLIONS)


                                             COMMON     PREFERRED      RETAINED
                                             STOCK &    SECURITIES     EARNINGS/
                                             PAID IN    OF             (ACCUMULATED   LONG-TERM      TOTAL         SHORT-TERM
                                             CAPITAL    SUBSIDIARIES   DEFICIT)          DEBT    CAPITALIZATION       DEBT
                                             -------    ------------   ------------   ---------  --------------    ----------
HISTORICAL                   (1)               *             *             *              *            *                *

PRO FORMA ADJUSTMENTS:
     TENDER OFFER            (2)               *                                          *            -                *
                                             -------    ------------   ------------   ---------  --------------    ----------
PRO FORMA MARCH 31, 1999                       *             *             *              *            *                *

     2ND QUARTER INCOME      (3)                                           *                           *
     2ND QUARTER DIVIDENDS   (4)                                           *                           *
     ASSET WRITEDOWNS        (5)                                           *                           *
                                             -------    ------------   ------------   ---------  --------------    ----------
PRO FORMA JUNE 30, 1999                        *             *             *              *            *                *

     3RD QUARTER INCOME      (3)                                           *                           *
     3RD QUARTER DIVIDENDS   (4)                                           *                           *
     ASSET WRITEDOWNS        (5)                                           *                           *
                                             -------    ------------   ------------   ---------  --------------    ----------
PRO FORMA SEPTEMBER 30, 1999                   *             *             *              *            *                *

     4TH QUARTER INCOME      (3)                                           *                           *
     4TH QUARTER DIVIDENDS   (4)                                           *                           *
                                             -------    ------------   ------------   ---------  --------------    ----------
PRO FORMA DECEMBER 31, 1999                    *             *             *              *            *                *

     1ST QUARTER INCOME      (3)                                           *                           *
     1ST QUARTER DIVIDENDS   (4)                                           *                           *
                                             -------    ------------   ------------   ---------  --------------    ----------
PRO FORMA MARCH 31, 2000                       *             *             *              *            *                *
                                                                           *
     2ND QUARTER INCOME      (3)                                           *                           *
     2ND QUARTER DIVIDENDS   (4)                                           *                           *
     GAIN ON SALE OF
        GENERATING PLANT     (6)                                           *                           -
                                             -------    ------------   ------------   ---------  --------------    ----------
PRO FORMA JUNE 30, 2000                        *             *             *              *            *                *

 *   CONFIDENTIAL TREATMENT REQUESTED

                                    CONECTIV
     PRO FORMA CONSOLIDATED STATEMENT OF CAPITALIZATION AND SHORT TERM DEBT
                           ASSET WRITE-OFF CASE - LOW
                              (DOLLARS IN MILLIONS)


                                             COMMON     PREFERRED      RETAINED
                                             STOCK &    SECURITIES     EARNINGS/
                                             PAID IN    OF             (ACCUMULATED   LONG-TERM      TOTAL         SHORT-TERM
                                             CAPITAL    SUBSIDIARIES   DEFICIT)          DEBT    CAPITALIZATION       DEBT
                                             -------    ------------   ------------   ---------  --------------    ----------
HISTORICAL                   (1)                *            *              *             *            *                *

PRO FORMA ADJUSTMENTS:
     TENDER OFFER            (2)                *                                         *            -                *
                                             -------    ------------   ------------   ---------  --------------    ----------
PRO FORMA MARCH 31, 1999                        *            *              *             *            *                *

     2ND QUARTER INCOME      (3)                                            *                          -
     2ND QUARTER DIVIDENDS   (4)                                            *                          -
     ASSET WRITEDOWNS        (5)                                            *                          -
                                             -------    ------------   ------------   ---------  --------------    ----------
PRO FORMA JUNE 30, 1999                         *            *              *             *             *               *

     3RD QUARTER INCOME      (3)                                            *                          -
     3RD QUARTER DIVIDENDS   (4)                                            *                          -
     ASSET WRITEDOWNS        (5)                                            *                          -
                                             -------    ------------   ------------   ---------  --------------    ----------
PRO FORMA SEPTEMBER 30, 1999                    *            *              *             *            *                *

     4TH QUARTER INCOME      (3)                                            *                          -
     4TH QUARTER DIVIDENDS   (4)                                            *                          -
                                             -------    ------------   ------------   ---------  --------------    ----------
PRO FORMA DECEMBER 31, 1999                     *            *              *             *            -                *

     1ST QUARTER INCOME      (3)                                            *                          -
     1ST QUARTER DIVIDENDS   (4)                                            *                          -
                                             -------    ------------   ------------   ---------  --------------    ----------
PRO FORMA MARCH 31, 2000                        *            *              *             *            -                *

     2ND QUARTER INCOME      (3)                                            *                          -
     2ND QUARTER DIVIDENDS   (4)                                            *                          -
     GAIN ON SALE OF
        GENERATING PLANT     (6)                                            *                          -
                                             -------    ------------   ------------   ---------  --------------    ----------
PRO FORMA JUNE 30, 2000                         *            *              *             *            *                *

 *   CONFIDENTIAL TREATMENT REQUESTED

                                    CONECTIV
 NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF CAPITALIZATION AND SHORT TERM DEBT


(1)      Amounts from March 31, 1999 Conectiv Quarterly Report on Form 10-Q.

(2) Pro Forma impact of offer to purchase up to 14 million common shares at $25 1/2 per share, plus $3 million in costs of offer - financed with $250 million of Notes Payable with a five year average life and $107 million in commercial paper.

(3)      Estimated income.

(4) Dividends at a quarterly rate of $0.22 per common share and $0.80 per class A common stock share.

(5) Estimated impact of discontinuing the application of SFAS No. 71 to the electric supply business. Estimates include (a) the impairment amount for Delmarva Power & Light Company (DPL) and Atlantic City Electric Company(ACE) generating plants, (b) impairment amount for DPL's purchased power contract, (c) DPL's and ACE's regulatory assets related to the electric generation business, and (d) less expected cost-recovery through electric delivery rates. The range of expected after-tax charges is presently estimated between $350 million and $500 million.

         For purposes of the pro forma statements, three cases were done; The high case - assumes $500 million (high end of range) and orders in all primary rate jurisdictions (DE, MD, NJ) received in second quarter. The medium case - assumes a rate order in New Jersey with a $300 million asset write-down, in the second quarter and rates orders in Delaware and Maryland with aggregate asset write-downs of $200 million, in the third quarter. (Note: Although the actual range of write-down relating to New Jersey is expected to be in the $50 million to $75 million range, this case was done to demonstrate that, even if the Delmarva and Maryland rate orders are received in the third quarter, as expected, an adverse rate order in New Jersey in the second quarter could eliminate Conectiv's retained earnings and jeopardize its ability to pay dividends on its common and class A common stocks) The low case - assumes a rate order in New Jersey in the second quarter with a write-down at the low end of the range - $50 million and rates orders in Delaware and Maryland in the third quarter, as expected, with aggregate write-downs of $300 million.

(6) Some of Conectiv's electric generating plants that are not impaired may be sold at a gain. Under settlement agreements with some of the participants in restructuring proceedings expected in Delaware and Maryland, gains or losses realized on the sale of Delmarva plants would effect future earnings and would not have to be used to reduce customer rates. Management's estimate is $100 million of possible gains on the sale of such plants, which are not expected to close until mid-2000.

                         ATLANTIC CITY ELECTRIC COMPANY
     PRO FORMA CONSOLIDATED STATEMENT OF CAPITALIZATION AND SHORT TERM DEBT
                           ASSET WRITE-OFF CASE - HIGH
                              (DOLLARS IN MILLIONS)


                                             PREFERRED
                                             STOCK &
                                  COMMON     PREFERRED      RETAINED
                                  STOCK &    SECURITIES     EARNINGS/
                                  PAID IN    OF             (ACCUMULATED   LONG-TERM      TOTAL         SHORT-TERM
                                  CAPITAL    SUBSIDIARIES   DEFICIT)          DEBT    CAPITALIZATION       DEBT
                                  -------    ------------   ------------   ---------  --------------    ----------
HISTORICAL                   (1)     *            *             *              *            *                *

PRO FORMA ADJUSTMENTS:
     TENDER OFFER            (2)
                                  -------    ------------   ------------   ---------  --------------    ----------
PRO FORMA MARCH 31, 1999             *            *             *              *            -                *

     2ND QUARTER INCOME      (3)                                *                           -
     2ND QUARTER DIVIDENDS   (4)                                *                           -
     ASSET WRITEDOWNS        (5)                                *                           -
                                  -------    ------------   ------------   ---------  --------------    ----------
PRO FORMA JUNE 30, 1999              *            *             *              *            -                *
                                                  *
     3RD QUARTER INCOME      (3)                                *                           -
     3RD QUARTER DIVIDENDS   (4)                                *                           -
                                  -------    ------------   ------------   ---------  --------------    ----------
PRO FORMA SEPTEMBER 30, 1999         *            *             *              *            -                *

     4TH QUARTER INCOME      (3)                                *                           -
     4TH QUARTER DIVIDENDS   (4)                                *                           -
                                  -------    ------------   ------------   ---------  --------------    ----------
PRO FORMA DECEMBER 31, 1999          *            *             *              *            -                *
                                                                *
     1ST QUARTER INCOME      (3)                                *                           -
     1ST QUARTER DIVIDENDS   (4)                                *                           -
                                  -------    ------------   ------------   ---------  --------------    ----------
PRO FORMA MARCH 31, 2000             *            *             -              *            -                *

     2ND QUARTER INCOME      (3)                                *                           -
     2ND QUARTER DIVIDENDS   (4)                                *                           -
     GAIN ON SALE OF
        GENERATING PLANT     (6)
                                  -------    ------------   ------------   ---------  --------------    ----------
PRO FORMA JUNE 30, 2000              *            *             *              *            *                *

 *   CONFIDENTIAL TREATMENT REQUESTED

                         ATLANTIC CITY ELECTRIC COMPANY
     PRO FORMA CONSOLIDATED STATEMENT OF CAPITALIZATION AND SHORT TERM DEBT
                           ASSET WRITE-OFF CASE - LOW
                              (DOLLARS IN MILLIONS)




                                             PREFERRED
                                             STOCK &
                                  COMMON     PREFERRED      RETAINED
                                  STOCK &    SECURITIES     EARNINGS/
                                  PAID IN    OF             (ACCUMULATED   LONG-TERM      TOTAL         SHORT-TERM
                                  CAPITAL    SUBSIDIARIES   DEFICIT)          DEBT    CAPITALIZATION       DEBT
                                  -------    ------------   ------------   ---------  --------------    ----------
HISTORICAL                   (1)     *            *             *              *            *                *

PRO FORMA ADJUSTMENTS:
     TENDER OFFER            (2)
                                  -------    ------------   ------------   ---------  --------------    ----------
PRO FORMA MARCH 31, 1999             *            *             *              *            -                *

     2ND QUARTER INCOME      (3)                                *                           -
     2ND QUARTER DIVIDENDS   (4)                                *                           -
     ASSET WRITEDOWNS        (5)                                *                           -
                                  -------    ------------   ------------   ---------  --------------    ----------
PRO FORMA JUNE 30, 1999              *            *             *              *            -                *

     3RD QUARTER INCOME      (3)                                *                           -
     3RD QUARTER DIVIDENDS   (4)                                *                           -
                                  -------    ------------   ------------   ---------  --------------    ----------
PRO FORMA SEPTEMBER 30, 1999         *            *             *              *            -                *
                                                                *
     4TH QUARTER INCOME      (3)                                *                           -
     4TH QUARTER DIVIDENDS   (4)                                *                           -
                                  -------    ------------   ------------   ---------  --------------    ----------
PRO FORMA DECEMBER 31, 1999          *            *             *              *            -                *

     1ST QUARTER INCOME      (3)                                *                           -
     1ST QUARTER DIVIDENDS   (4)                                *                           -
                                  -------    ------------   ------------   ---------  --------------    ----------
PRO FORMA MARCH 31, 2000             *            *             *              *            -                *

     2ND QUARTER INCOME      (3)                                *                           -
     2ND QUARTER DIVIDENDS   (4)                                *                           -
     GAIN ON SALE OF
        GENERATING PLANT     (6)
                                  -------    ------------   ------------   ---------  --------------    ----------
PRO FORMA JUNE 30, 2000              *            *             *              *            *                *

 *   CONFIDENTIAL TREATMENT REQUESTED

                         ATLANTIC CITY ELECTRIC COMPANY
 NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF CAPITALIZATION AND SHORT TERM DEBT


(1)      Amounts from March 31, 1999 ACE Quarterly Report on Form 10-Q.

(2) No effect to ACE, repurchase of common stock and the related debt issue are at Conectiv level.

(3)      Estimated income.

(4) Dividends include preferred stock dividend requirement of $1 million, common stock dividend to Conectiv of $7 million for ACE's share of the Conectiv common stock dividend and $5 million for the Conectiv Class A common stock dividend.

(5) Estimated impact of discontinuing the application of SFAS No. 71 to the electric supply business. Estimates include (a) the impairment amount for generating plants, (b) regulatory assets related to the generating assets business, and (c) less expected cost-recovery through electric delivery rates. The range of expected after-tax charges is presently estimated between $50 million and $75 million.

         For purposes of the pro forma statements, two cases were done; The high case - although the actual range of write-down relating to New Jersey is expected to be in the $50 million to $75 million range, this case, which assumes a $300 million write-down, was done to demonstrate that an adverse rate order in New Jersey would eliminate ACE's retained earnings and jeopardize its ability to pay preferred stock dividends. The low case - assumes a rate order in New Jersey in the second quarter with a write-down at the low end of range - $50 million.

(6) Some of Conectiv's electric generating plants that are not impaired may be sold at a gain. Gains on the sales of electric generating plants in New Jersey will not affect earnings, they will serve to reduce stranded cost recovery.

                         DELMARVA POWER & LIGHT COMPANY
     PRO FORMA CONSOLIDATED STATEMENT OF CAPITALIZATION AND SHORT TERM DEBT
                           ASSET WRITE-OFF CASE - HIGH
                              (DOLLARS IN MILLIONS)


                                                     PREFERRED
                                                     STOCK &
                                          COMMON     PREFERRED      RETAINED
                                          STOCK &    SECURITIES     EARNINGS/
                                          PAID IN    OF             (ACCUMULATED   LONG-TERM      TOTAL         SHORT-TERM
                                          CAPITAL    SUBSIDIARIES   DEFICIT)          DEBT    CAPITALIZATION       DEBT
                                          -------    ------------   ------------   ---------  --------------    ----------
HISTORICAL                   (1)               *          *              *              *           *                *

PRO FORMA ADJUSTMENTS:
     TENDER OFFER            (2)
                                          -------    ------------   ------------   ---------  --------------    ----------
PRO FORMA MARCH 31, 1999                       -          -              -              -           -                -

     2ND QUARTER INCOME      (3)                                         *                          -
     2ND QUARTER DIVIDENDS   (4)                                         *                          -
     ASSET WRITEDOWNS        (5)                                         *                          -
                                          -------    ------------   ------------   ---------  --------------    ----------
PRO FORMA JUNE 30, 1999                        -          -              -              -           -                -

     3RD QUARTER INCOME      (3)                                         *                          -
     3RD QUARTER DIVIDENDS   (4)                                         *                          -
                                          -------    ------------   ------------   ---------  --------------    ----------
PRO FORMA SEPTEMBER 30, 1999                   -          -              -              -           -                -

     4TH QUARTER INCOME      (3)                                         *                          -
     4TH QUARTER DIVIDENDS   (4)                                         *                          -
                                          -------    ------------   ------------   ---------  --------------    ----------
PRO FORMA DECEMBER 31, 1999                    -          -              -              -           -                -

     1ST QUARTER INCOME      (3)                                         *                          -
     1ST QUARTER DIVIDENDS   (4)                                         *                          -
                                          -------    ------------   ------------   ---------  --------------    ----------
PRO FORMA MARCH 31, 2000                       -          -              -              -           -                -

     2ND QUARTER INCOME      (3)                                         *                          -
     2ND QUARTER DIVIDENDS   (4)                                         *                          -
     GAIN ON SALE OF
        GENERATING PLANT     (6)                                         *                          -
                                          -------    ------------   ------------   ---------  --------------    ----------
PRO FORMA JUNE 30, 2000                        *          *              *              *           *                *

 *   CONFIDENTIAL TREATMENT REQUESTED

                         DELMARVA POWER & LIGHT COMPANY
     PRO FORMA CONSOLIDATED STATEMENT OF CAPITALIZATION AND SHORT TERM DEBT
                           ASSET WRITE-OFF CASE - LOW
                              (DOLLARS IN MILLIONS)


                                                        PREFERRED
                                                        STOCK &
                                             COMMON     PREFERRED      RETAINED
                                             STOCK &    SECURITIES     EARNINGS/
                                             PAID IN    OF             (ACCUMULATED   LONG-TERM      TOTAL         SHORT-TERM
                                             CAPITAL    SUBSIDIARIES   DEFICIT)          DEBT    CAPITALIZATION       DEBT
                                             -------    ------------   ------------   ---------  --------------    ----------
HISTORICAL                      (1)             *            *             *              *            *                *

PRO FORMA ADJUSTMENTS:
     TENDER OFFER               (2)
                                             -------    ------------   ------------   ---------  --------------    ----------
PRO FORMA MARCH 31, 1999                        -            -             -              -            -                -

     2ND QUARTER INCOME         (3)                                        *                           *
     2ND QUARTER DIVIDENDS      (4)                                        *                           *
                                             -------    ------------   ------------   ---------  --------------    ----------
PRO FORMA JUNE 30, 1999                         -            -             -              -            -                -

     3RD QUARTER INCOME         (3)                                        *                           *
     3RD QUARTER DIVIDENDS      (4)                                        *                           *
     ASSET WRITEDOWNS           (5)                                        *                           *
                                             -------    ------------   ------------   ---------  --------------    ----------
PRO FORMA SEPTEMBER 30, 1999                    -            -             -              -            -                -

     4TH QUARTER INCOME         (3)                                        *                           *
     4TH QUARTER DIVIDENDS      (4)                                        *                           *
                                             -------    ------------   ------------   ---------  --------------    ----------
PRO FORMA DECEMBER 31, 1999                     -            -             *              -            *                -

     1ST QUARTER INCOME         (3)                                        *                           *
     1ST QUARTER DIVIDENDS      (4)                                        *                           *
                                             -------    ------------   ------------   ---------  --------------    ----------
PRO FORMA MARCH 31, 2000                        -            -             *              -            *                -

     2ND QUARTER INCOME         (3)                                        *                           *
     2ND QUARTER DIVIDENDS      (4)                                        *                           *
     GAIN ON SALE OF
        GENERATING PLANT        (6)                                        *                           -
                                             -------    ------------   ------------   ---------  --------------    ----------
PRO FORMA JUNE 30, 2000                         *            *             *              *            *                *

*   CONFIDENTIAL TREATMENT REQUESTED

                         DELMARVA POWER & LIGHT COMPANY
 NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF CAPITALIZATION AND SHORT TERM DEBT


(1)      Amounts from March 31, 1999 DPL Quarterly Report on Form 10-Q.

(2) No effect to DPL, repurchase of common stock and the related debt issue are at Conectiv level.

(3)      Estimated income.

(4) Dividends include preferred stock dividend requirement of $1 million, common stock dividend to Conectiv of $12 million for DPL's share of the Conectiv common stock dividend.

(5) Estimated impact of discontinuing the application of SFAS No. 71 to the electric supply business. Estimates include (a) the impairment amount for generating plants, (b) impairment amounts for purchased power contract, (c) regulatory assets related to the electric generation business, and (d) less expected cost-recovery through electric delivery rates. The range of expected after-tax charges is presently estimated between $300 million and $425 million.

         For purposes of the pro forma statements, two cases were done; The high case - assumes an aggregate write-down $425 million (high end of range) and rates orders in Delaware and Maryland received in the second quarter. The low case - assumes rates orders in Delaware and Maryland in the third quarter, as expected, with an aggregate write-down at the low end of the range - $300 million.

(6) Some of Conectiv's electric generating plants that are not impaired may be sold at a gain. Under settlement agreements with some of the participants in restructuring proceedings expected in Delaware and Maryland, gains or losses realized on the sale of Delmarva plants would effect future earnings and would not have to be used to reduce customer rates. Management's estimate is $100 million of possible gains on the sale of such plants, which are not expected to close until mid-2000.